SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Krupp Government Income Trust II

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required. [x]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

April 8, 2005

Dear Valued Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Krupp Government Income Trust II which meeting will be held on Thursday, May 12, 2005 at 10:00 a.m., at the office of the Trust located at One Beacon Street, Suite 1500, Boston, Massachusetts 02108.

The proxy statement that accompanies this letter describes the matters which will be presented at the meeting: the election of trustees of GIT II.

Due to heightened building security, if you plan to attend the meeting in person, it will be necessary for you to notify us in advance so that your name may be added to the building visitor list. You may do this by checking the box on the enclosed proxy card, or by calling our investor services line at (866) 355-7877. Only visitors listed on the visitor list will be admitted to the premises. All visitors must present a valid state issued picture identification card upon arrival.

Whether or not you plan to attend the meeting in person it is important that your shares be voted at the meeting. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your vote is important, no matter how many shares you may own.

Thank you for taking the time to review the enclosed materials.

Very truly yours,

/s/ Douglas Krupp

Douglas Krupp
President and Trustee of
Krupp Government Income Trust and
Krupp Government Income Trust II

Krupp Government Income Trust II

One Beacon Street, Suite 1500

Boston, Massachusetts 02108

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 12, 2005

?TO THE SHAREHOLDERS OF KRUPP GOVERNMENT INCOME TRUST II:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Krupp Government Income Trust II (“GIT II” and the “Trust”) will be held on Thursday, May 12, 2005 at 10:00 a.m., at the office of the Trust located at One Beacon Street, Suite 1500, Boston, Massachusetts 02108, for the purpose of considering and acting upon the following matters, which are more fully described in the attached proxy statement:

1.	Election of Trustees.

2.	Such other business as may properly be brought before the meeting. The Board of Trustees of the Trust at present knows of no other formal business to be brought before the meeting.

Following the official business, there will be a review of the results of operations for 2004 and management will review the Trust’s investments and discuss the future outlook of GIT II. The Trustees and the Advisor the Trust will be available for questions and discussion after the meeting.

The Board of Trustees of GIT II has fixed April 1, 2005 as the record date for the determination of the shareholders who will be entitled to vote for the Trust and receive notice of such meeting or any adjournment or adjournments thereof. A list of such shareholders will be open to the examination of such shareholders for any purpose germane to the Annual Meeting at the Annual Meeting and during ordinary business hours for a period of ten days prior to the Annual Meeting at the office GIT II at One Beacon Street, Suite 1500, Boston, Massachusetts 02108.

Scott D. Spelfogel
April 8, 2005	Clerk of Krupp Government Income Trust
and Krupp Government Income Trust II

PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR PROMPT ATTENTION WILL AVOID THE NECESSITY OF THE TRUST RETAINING A PROXY SOLICITATION FIRM TO OBTAIN A

QUORUM AT THE ANNUAL MEETING. THE ANTICIPATED COST OF ENGAGING SUCH A FIRM COULD EXCEED $25,000.

PROXY STATEMENT DATED APRIL 8, 2005

This Proxy Statement is submitted to the Shareholders of Krupp Government Income Trust II (“GIT II” or the “Trust”) for solicitation of the accompanying proxy for use at the Annual Meeting of the Shareholders of GIT II to be held for the purposes set forth in this Proxy Statement, at 10:00 a.m. on Thursday, May 12, 2005 at the office of the Trust located at One Beacon Street, Suite 1500, Boston, Massachusetts 02108, or any adjournment or adjournments thereof. The Trust has its principal executive office at One Beacon Street, Suite 1500, Boston, Massachusetts 02108. This Proxy Statement, together with an Annual Report to Shareholders, will be mailed to Shareholders on or about April 8, 2005.

REVOCABILITY OF PROXY

The proxy is revocable by the Shareholders at any time before it is voted by filing a later dated proxy, by filing a written notice of revocation with Scott D. Spelfogel, Clerk of the Trust, or by voting at the Meeting. Unless so revoked, properly executed proxies will be voted, and where choices are indicated on the proxy, they will be voted as specified, and if no choices are indicated, the proxies will be voted in favor of the proposal on the proxy.

PERSONS MAKING THE SOLICITATION

The solicitation is made by the Board of Trustees of the Trust.

SOLICITATION

Solicitation of proxies is to be made by the use of the mails. In addition, representatives of the Trust may, under instructions from the Board of Trustees and acting only for the Trust, solicit such proxies for the Board of Trustees of the Trust by means of telephone or personal calls. The Trust does not currently intend to hire a proxy solicitation firm, but may do so in its discretion if necessary to obtain a quorum for the Annual Meeting. The anticipated cost of engaging such a firm could exceed $25,000. The Trust will pay all expenses in connection with the solicitation of these proxies.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only Shareholders of the Trust of record at the close of business on April 1, 2005 will be entitled to vote at the Annual Meeting. On that date there were 18,371,477 shares of beneficial interest outstanding for GIT II. Each share is entitled to one vote. However, in connection with an exchange offer in which Berkshire Income Realty, Inc. (“BIR”) acquired shares of beneficial interest of the Trust, a voting agreement was entered into between the Trust, BIR and BIR’s affiliate, Berkshire Income Realty-OP, L.P., pursuant to which BIR has agreed to vote all shares of beneficial interest of the Trust owned by BIR or any of its affiliates in proportion to the votes cast by the other holders of shares of beneficial interest of GIT II. As of April 1, 2005, BIR and its affiliates owned 5,293,322 shares of beneficial interest of GIT II. The Shareholders do not have cumulative voting rights. The holders of a majority of the outstanding shares for the Trust, represented in person or by proxy, constitute a quorum at the Meeting, but if less than a quorum is present a majority in interest of those present may adjourn the Meeting. The Trust’s Declaration of Trust requires that elections be by a plurality. Proxy cards marked to indicate an abstention and broker non-votes (proxy cards returned unmarked as to a proposal by brokers) will be counted in determining the presence of a quorum but will have no effect on the election. There are no rights of appraisal or similar rights of dissenters with respect to the election of Trustees.

The following table provides a summary of the beneficial ownership of shares of GIT II, as of April 8, 2005, by (i) the Trustees of the Trust, (ii) the Chief Executive Officer of the Trust, (iii) all current Trustees and executive officers as a group, and (iv)all known beneficial owners of more than 5%.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within sixty days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

(1)	(2)	(3)	(4)
CLASS OF	NAME OF BENEFICIAL	BENEFICIAL	PERCENT
SECURITIES	OWNER	INTEREST	OF CLASS
Shares	Berkshire Income Realty-OP, L.P	5,293,322 Shares	28.81%
Shares	BIR GP, L.L.C	5,293,322 Shares [1]	28.81%
Shares	Berkshire Income Realty, Inc	5,293,322 Shares [2]	28.81%
Shares	KRF Company, L.L.C	5,293,322 Shares [3]	28.81%
Shares	The Krupp Family Limited Partnership - 94	5,293,322 Shares [4]	28.81%
Shares	The Douglas Krupp 1980 Family Trust	5,293,322 Shares [5]	28.81%
Shares	The George Krupp 1980 Family Trust	5,293,322 Shares [6]	28.81%
Shares	George D. Krupp	5,293,322 Shares [7]	28.81%
Shares	Douglas Krupp	5,293,322 Shares [8]	28.81%
Shares	Stephen Puleo	None	*
Shares	Charles N. Goldberg	None	*
Shares	J. Paul Finnegan	None	*
Shares	All Trustees and Executive	5,293,322 Shares [8]	28.81%
	Officers as a group (8 people)

____________________

1 BIR GP, L.L.C. owns 100% of the general partnership interests in Berkshire Income Realty-OP, L.P. (“BIR-OP”), and by virtue of such interest, BIR GP, L.L.C. may be deemed to beneficially own the shares of GIT II owned by BIR-OP.

2 Berkshire Income Realty, Inc. (“BIR”) owns 100% of the preferred limited partnership interests in BIR-OP and 100% of the limited liability company interests in BIR GP, LLC, and by virtue of such interests, BIR may be deemed to beneficially own the shares of GIT II owned by BIR-OP.

3 KRF Company, L.L.C. owns 100% of the common limited partnership interests in BIR-OP and 100% of the common stock of BIR, and by virtue of such interests, KRF Company, L.L.C. may be deemed to beneficially own the shares of GIT II owned by BIR-OP.

4 The Krupp Family Limited Partnership - 94 owns 100% of the limited liability company interests in KRF Company, L.L.C., and by virtue of such interest, The Krupp Family Limited Partnership - 94 may be deemed to beneficially own the shares of GIT II owned by BIR-OP.

5 The Douglas Krupp 1980 Family Trust owns 50% of the limited partnership interests in The Krupp Family Limited Partnership – 94, and by virtue of such interest, The Douglas Krupp 1980 Family Trust may be deemed to beneficially own the shares of GIT II owned by BIR-OP. The sole trustee of The Douglas Krupp 1980 Family Trust is Robert M. Dombroff. The trustee controls the power to dispose of the assets of the trust and thus may be deemed to beneficially own the shares of GIT II owned by BIR-OP; however, the trustee disclaims beneficial ownership of all of those shares that are or may be deemed to be beneficially owned by Douglas Krupp or George D. Krupp.

6 The George Krupp 1980 Family Trust owns 50% of the limited partnership interests in The Krupp Family Limited Partnership – 94, and by virtue of such interest, The George Krupp 1980 Family Trust may be deemed to beneficially own the shares of GIT II owned by BIR-OP. The sole trustee of The George Krupp 1980 Family Trust is Robert M. Dombroff. The trustee controls the power to dispose of the assets of the trust and thus may be deemed to beneficially own the shares of GIT II owned by BIR-OP; however, the trustee disclaims beneficial ownership of all of those shares that are or may be deemed to be beneficially owned by Douglas Krupp or George D. Krupp.

7 The general partners of The Krupp Family Limited Partnership - 94 are George D. Krupp and Douglas Krupp, each of whom owns 50% of the general partner interests in The Krupp Family Limited Partnership - 94, and by virtue of such interest, George D. Krupp may be deemed to beneficially own the shares of GIT II owned by BIR-OP.

8 The general partners of The Krupp Family Limited Partnership - 94 are George D. Krupp and Douglas Krupp, each of whom owns 50% of the general partner interests in The Krupp Family Limited Partnership - 94, and by virtue of such interest, Douglas Krupp may be deemed to beneficially own the shares of GIT II owned by BIR-OP. Douglas Krupp also is Chairman of the Board, President and Trustee of GIT II.

* The amount owned does not exceed one percent of the shares of beneficial interest of GIT II outstanding as of April 1, 2005.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of the filings with the Securities and Exchange Commission, the Trust believes that all of the Trustees and executive officers complied during fiscal 2004 with the reporting requirements of Section 16(a) of the Securities and Exchange Act of 1934

No trustee, officer or affiliate of the Trust is a party adverse to the Trust or has a material interest adverse to GIT II in any material proceedings.

A list of Shareholders as of the record date of the Trust will be open to the examination of such Shareholders for any purpose germane to the Annual Meeting at the Annual Meeting and during ordinary business hours for a period of ten days prior to the Annual Meeting at One Beacon Street, Suite 1500, Boston, Massachusetts 02108.

TRUSTEE NOMINATION PROCESS

The Trust does not currently have a nominating committee as the Board has determined, given its relatively small size, that the Independent Trustees shall perform this function. Nominees for positions on GIT II’s Board of Trustees are identified and recommended by a majority of the Independent Trustees (as defined herein) on the Trust’s Board. Trustee candidates, including Trustees up for re-election and candidates nominated by Shareholders, are considered based upon various criteria, including broad-based business and professional skills and experience, personal integrity, sound business judgment, community involvement, and time available to devote to Board activities. The 4 nominees approved by the Board for inclusion on GIT II’s proxy card are Trustees standing for re-election. The Trust has not paid a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Board did not receive a Trustee candidate recommendation from a Shareholder that beneficially owned more than 5% of the Trust’s common voting shares or from a group of Shareholders that beneficially owned, in the aggregate, more than 5% of the Trust’s common voting shares.

The Board for the Trust will consider Trustee candidates recommended by Shareholders. The Declaration of Trust for GIT II sets forth procedures relating to the consideration of Trustee nominations by Shareholders. A copy of the Declaration of Trust for the Trust may be obtained by any Shareholder upon request by writing to the Clerk of the Trust at the address of the office of GIT II listed on the first page of this proxy statement. The procedures set forth therein include that Shareholders entitled to vote at the election of Trustees may nominate one or more persons for election by sending written notice of their intention to the Clerk at least 90 days prior to the election which shall identify the nominator and nominee; include biographical information, a description of business and personal experience for each nominee, and a written consent from the nominee to serve as a Trustee if so elected.

ELECTION OF TRUSTEES

Pursuant to the Trust’s Declaration of Trust, as amended, the Trustees are elected annually. The Trust currently has four Trustees, all of whom have been nominated for reelection by the Board of Trustees. The election will be decided by a plurality vote.

The following table sets forth the names and ages of each Trustee and of the management nominees for election as a Trustee, their principal offices with the Trust, their term of office as a Trustee for the Trust and any periods during which they have served as such:

	Principal Offices	No. of years as
Name and Age	with GIT II	GIT II Trustee
Douglas Krupp, 58	Chairman of the Board, President and Trustee	8

Charles N. Goldberg, 63	Trustee*	13

Stephen Puleo, 70	Trustee*	4

J. Paul Finnegan, 80	Trustee*	13

*Independent Trustees as defined under Article II, Section 1(x) of the Declaration of Trust for the Trust and as defined in Section 121(A) of the American Stock Exchange’s listing standards.

Douglas Krupp co-founded and serves as Chairman and Chief Executive Officer of The Berkshire Group, an integrated real estate financial services firm which over the years has been engaged in real estate acquisitions, property management, investment sponsorship, venture capital investing, mortgage banking, financial management and ownership of operating companies through private equity investments. Mr. Krupp has held the position of Chairman and previously, Co-Chairman since The Berkshire Group was established as The Krupp Companies in 1969 and he has served as the Chief Executive Officer since 1992. Mr. Krupp is a regional board member of the Anti-Defamation League. Mr. Krupp is a graduate of Bryant College where he received an honorary Doctor of Science in Business Administration in 1989.

Charles N. Goldberg is currently a partner of Oppel, Goldberg & Saenz, LLC. Prior to that he was of counsel to the law firm of Broocks, Baker & Lange, L.L.P., a position he held from December of 1997 to May 1, 2000. Prior to joining Broocks, Baker & Lange, L.L.P., Mr. Goldberg was a partner in the law firm of Hirsch & Westheimer from March of 1996 to December of 1997. Prior to Hirsch & Westheimer, he was the Managing Partner of Goldberg Brown, Attorneys at Law from 1980 to March of 1996. He received a B.B.A. degree and a Juris Doctor degree from the University of Texas. He is a member of the State Bar of Texas and is admitted to practice before the U.S. Court of Appeals, Fifth Circuit and U.S. District Court, Southern District of Texas.

Stephen Puleo is currently engaged in business as a consultant and director. He retired as a director of Coopers & Lybrand, an international accounting and consulting firm where he worked from 1995-1997 primarily servicing real estate industry clients. From 1993-1994, Mr. Puleo was a tax director for Deloitte & Touche. From 1984-1993, Mr. Puleo held the positions of Executive Vice President and Chief Financial Officer of a predecessor to The Berkshire Group. Prior to that, Mr. Puleo was the Chairman of the National Real Estate Industry Group of Coopers & Lybrand where he provided various real estate services and was a senior tax partner in charge of the Northeast Region. He is a graduate of McNeese State University and attended the Executive Development Program at the Tuck School of Business at Dartmouth College. He is a Certified Public Accountant and currently serves as director of Simpson Housing Limited Partnership of Denver, Colorado.

J. Paul Finnegan retired as a partner of Coopers & Lybrand in 1987. Since then, he has been engaged in business as a consultant and a director. Mr. Finnegan holds a Bachelor of Arts degree from Harvard College, a Juris Doctor degree from Boston College Law School and an ASA degree from Bentley College. Mr. Finnegan currently serves as a director at Scituate Federal Savings Bank and has so served since 1991. Mr. Finnegan is a Certified Public Accountant and an attorney.

EXECUTIVE OFFICERS

Douglas Krupp, age 58, is President, Chief Executive Officer and Chairman of the Board and a Trustee of GIT II. He was elected May 2, 1996 as Chairman of the Board and Trustee to GIT II and he was appointed President of GIT II on October 8, 1997.

Wayne Zarozny, age 46, is Treasurer of GIT II. He was elected October 15, 2004 to GIT II.

Scott D. Spelfogel, age 44, is Clerk of GIT II. He was elected Assistant Clerk November 7, 1991 to GIT II and he was elected Clerk on May 2, 1996 to GIT II.

Mary Beth Bloom, age 31, is Assistant Clerk of GIT II. She was elected November 9, 2000 to GIT II.

Information on Mr. Krupp appears above.

Wayne Zarozny is Treasurer of the Trust and Vice President and Corporate Controller of The Berkshire Group. Mr. Zarozny has held several positions within The Berkshire Group since joining the company in 1986 and is currently responsible for accounting, financial reporting and treasury activities. Before joining The Berkshire Group, he was an audit supervisor for Pannell Kerr Forster International and on the audit staff of Deloitte, Haskins and Sells in Boston. He received a Bachelor of Science degree from Bryant College, a Master of Business Administration degree from Clark University and is a Certified Public Accountant.

Scott D. Spelfogel is the Clerk of the Trust and is Senior Vice President and General Counsel to The Berkshire Group. Prior to 1997, he served as Vice President and Assistant General Counsel. Before joining the firm in November 1988, he was a litigator in private practice in Boston. He received a Bachelor of Science degree in Business Administration from Boston University, a Juris Doctor Degree from Syracuse University's College of Law, and a Master of Laws degree in Taxation from Boston University Law School. He is admitted to practice law in Massachusetts and New York, is a member of the American, Boston, Massachusetts and New York State bar associations and is a licensed real estate broker in Massachusetts.

Mary Beth Bloom is the Assistant Clerk of the Trust and is Assistant General Counsel to The Berkshire Group. Prior to joining the company in August, 2000, she was an attorney with John Hancock Financial Services. She received a Bachelor of Arts degree from the College of the Holy Cross in 1995 and a Juris Doctor degree from New England School of Law in 1998. She is admitted to practice law in Massachusetts and New York and is a member of the American and New York Bar Associations.

In addition, the following are deemed Executive Officers of the Trusts:

George Krupp (age 60) is the Co-Founder and Vice-Chairman of The Berkshire Group, an integrated real estate financial services firm which over the years has engaged in real estate acquisitions, property management, investment sponsorship, venture capital investing, mortgage banking, financial management and ownership of an operating company through private equity investments. Mr. Krupp has held the position of Vice-Chairman and previously Co-Chairman, since The Berkshire Group was established as The Krupp Companies in 1969. Mr. Krupp attended the University of Pennsylvania and Harvard University and holds a Master’s Degree in History from Brown University. Mr. Krupp also serves on the Boards of Directors of Boston Symphony and Combined Jewish Philanthropies.

Each officer of the Trust is elected annually by the Board of Trustees for the ensuing year or until a successor is elected and qualified. George Krupp and Douglas Krupp are brothers; otherwise there are no family relationships amongst the Officers and Trustees of the Trust.

Douglas Krupp, by virtue of indirect ownership interests in the Advisor, is deemed to have direct or indirect material interests in amounts paid to the Advisor by the Trust. GIT II also individually reimburses the Advisor and affiliates for certain expenses incurred by them in connection with the operation of the Trust.

Under the terms of the Advisory Service Agreement between GIT II and the Advisor, the Advisor and its affiliates are entitled to an Asset Management Fee equal to .75% per annum (which represented $323,670 for GIT II in 2004) of the value of the Trust’s actual and committed mortgage assets, payable quarterly.

GIT II also reimburses affiliates of the Advisor for certain costs incurred in connection with maintaining the books and records of the Trust, the preparation and mailing of financial reports, tax information and other communications to investors and legal fees and expenses (which totaled $346,735 in 2004 for GIT II).

REPORT OF THE AUDIT COMMITTEE

GIT II has an Audit Committee meeting the standards set forth in section 3(a)(58)(A) of the Securities Exchange Act of 1934 which was established in May, 2002. There is no Compensation Committee, nor is there any committee performing a similar function. The Audit Committee is comprised of Messrs. Puleo, Goldberg and Finnegan, the Independent Trustees (as defined herein). Mr. Puleo is the Chairman of the Audit Committee and is the designated financial expert. During the 2004 fiscal year, the Committee met four times. The duties of the Audit Committees include: (1) engaging independent auditors for the Trust and confirming their independence; (2) reviewing with the independent auditors of the Trust the scope of the audit and audit fees; (3) reviewing with the independent auditors and management the financial statements for the year; (4) reviewing and approving any non-audit services provided by the independent auditors; (5) consulting with the independent auditors and management regarding the adequacy of internal controls; (6) discussing any legal or regulatory matters affecting the Trust; and (8) approving any related party transactions between the Advisor and the Trust. In addition, the Audit Committee, based on its reviews, makes recommendations to the Board of Trustees of the Trust that are in the best interests of the Trust and the shareholders.

The Audit Committee reviewed and discussed the audited financial statements for GIT II for 2004 with the Advisor. In addition, the Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380). The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independent Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors the independent auditor’s independence. Based on the review and discussions regarding the foregoing, the Audit Committee recommended to the Board of Trustees of GIT II that the audited financial statements be included in the Trust’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

The Audit Committee discussed with the Advisor its evaluation of the effectiveness of the Trust’s disclosure controls and procedures. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls following the date of their evaluation.

The Board of Trustees for the Trust has adopted a written charter for the Audit Committee. The charter for GIT II is attached as an appendix hereto.

Members of the Audit Committee:

Stephen Puleo, Chair

Charles N. Goldberg

J. Paul Finnegan

The Board of Trustees of the Trust has regularly scheduled quarterly meetings and special meetings as required. During 2004, the Board of Trustees of GIT II met 4 times and acted once by unanimous written consent. No Trustee attended fewer than 75% of the total number of meetings of the Board of Trustees of the Trust.

The Trust encourages each Trustee to attend the Trust’s annual meeting. All 4 Trustees for GIT II attended the annual meeting in 2004.

SHAREHOLDER-TRUSTEE COMMUNICATIONS

Shareholders may communicate in writing to the Board of Trustees, or any individual Trustee, by sending any such written correspondence directly to the attention of the Clerk of the Trust in a sealed envelope marked with the Trustee’s name. The Clerk will forward all such written communications unopened to the Board or any individual Trustee.

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

During 2004 all of the Executive Officers of GIT II were employees of affiliates of the Advisor, which has been retained to manage the respective Trust’s day-to-day affairs, subject to the Board's control and supervision, for the fees and expense reimbursements described above which totaled $670,405 for GIT II. Employees of affiliates of the Advisor do not receive directly any remuneration from the Trust, including options, stock appreciation rights, or rights under any long-term incentive plan. Such employees are compensated for their services relating to GIT II by the Advisor. No options or stock appreciation rights were exercised in 2004 or outstanding at the end of the fiscal year.

Independent Trustees of the Trust are compensated at the rate of $25,000 per year for their services and receive reimbursement for their travel expenses. There were no other arrangements for the Trust to compensate any Trustee during 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

GIT II did not have a Compensation Committee in 2004 and does not currently have such a committee, as no Executive Officer of GIT II received in 2004 or currently receives any remuneration from the Trust. The Board of Trustees of the Trust did not conduct any deliberations concerning Executive Officer compensation in 2004.

Since no Executive Officer of GIT II receives any remuneration from the Trust, the Board of Trustees of the Trust has not adopted any executive compensation policy, such as regarding the relationship of the Trust’s performance to executive compensation.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP has served as independent auditors to the Trust since its formation. The Audit Committee of the Trust has engaged PricewaterhouseCoopers LLP as auditors for 2005.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should he or she desire to do so.

The following table sets forth the aggregate fees billed for professional services rendered for the audit of GIT II’s annual financial statements for the year 2004 and the reviews of the financial statements included in GIT II’s Form 10-Q for the year 2004 along with any financial information systems design and implementation fees or any other fees.

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees
Audit Fees	$39,960	$37,000
Audit Related Fees	-0-	-0-
Tax Fees	$3,675	$3,675
All Other Fees	-0-	-0-

The Tax Fees consist of fees billed for professional services related to tax compliance.

The Trust’s Declaration of Trust does not require that Shareholders approve the engagement of independent auditors.

All audit, audit related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee requires pre-approval of specifically described audit, audit related and tax services on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved.

OTHER MATTERS

The Board of Trustees of the Trust is not aware of any other formal matters to be presented at the meeting. Pursuant to the Declaration of Trust of GIT II, no business other than that stated in this notice shall be transacted at the meeting without the unanimous consent of all the Shareholders entitled to vote at the meeting.

By order of the Board
of Trustees of Krupp Government Income Trust II

Scott D. Spelfogel
Clerk of Krupp Government Income Trust II

SHAREHOLDERS' PROPOSALS

If any Shareholder wishes to submit a proposal to be voted on at the 2006 Annual Meeting of Shareholders, the Shareholder must submit the Proposal to the Trust on or before December 9, 2005.

IMPORTANT

PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

KRUPP GOVERNMENT INCOME TRUST II

FIRST AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I.	Purpose

The primary objective of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (a) the financial statements and other financial information provided by the Company to its stockholders, the public and others, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditors’ qualifications and independence and (d) the performance of the Company's independent auditors.

Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II.	Organization

The Audit Committee shall consist of three or more trustees, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act and any other regulatory requirements.

The members of the Audit Committee shall be appointed by the Board.

The Audit Committee may form and delegate authority to subcommittees when appropriate.

III.	Meetings

The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. As part of its job to foster open communication, the Audit Committee shall meet at least quarterly with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

The members of the Audit Committee shall select a chair who will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each upcoming meeting. In addition, at each first meeting held following the beginning of each calendar year (the "First Meeting"), the chair, in consultation with the other members of the Audit Committee, shall determine the list of items to be addressed by the Audit Committee during the coming year (the "Annual Agenda").

The chair shall ensure that the agenda for each upcoming meeting of the Audit Committee is circulated to each member of the Audit Committee as well as each other trustee in advance of the meeting, and that the Annual Agenda is circulated to each member of the Audit Committee as well as each other trustee not later than five business days after it is finalized (which shall be not later than five business days after the First Meeting).

V.	Authority and Responsibilities

In recognition of the fact that the independent auditors are ultimately accountable to the Audit Committee, the Audit Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval), and shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities.

To fulfill its responsibilities, the Audit Committee shall:

With respect to the independent auditors:
1.

Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

2.

Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act with respect to non-audit services.

3.	Review on an annual basis the performance of the independent auditors.

4.

Ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and satisfy itself as to the independent auditors' independence.

5.	Discuss with the independent auditor at least annually the auditor’s internal quality control procedures and any material issues raised by the most recent peer review.
6.	Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act.
7.	Review, based upon the recommendation of the independent auditors management, the scope and plan of the work to be done by the independent auditors.
With respect to the annual financial statements:
8.

Review and discuss with management and the independent auditors the Company's annual audited financial statements, including disclosures made in "Management’s Discussion and Analysis of Financial Condition and Results of Operations."

9.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.
10.

Recommend to the Board, if appropriate, that the Company’s annual audited financial statements be included in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

11.

Prepare the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement and any other reports of the Audit Committee required by applicable securities laws.

With respect to quarterly financial statements:
12.

Review and discuss with management and the independent auditors the Company's quarterly financial statements, including disclosures made in "Management’s Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements, prior to submission to stockholders, any governmental body, any stock exchange or the public.

Annual reviews:

13.

Obtain and review an annual report from management relating to the accounting principles used in the preparation of the Company’s financial statements, including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof.

Periodic reviews:
14.

Periodically review separately with each of management and the independent auditors (a) any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management’s response to each.

15.

Periodically discuss with the independent auditors, without management being present, (a) their judgments about the quality and appropriateness of the Company's accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company's financial statements.

16.

Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors or management. Review with the independent auditors, and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

17.

Review and discuss with management and the independent auditors and the Company's in-house and independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including applicable changes in accounting standards or rules.

Discussions with management:
18.	Review and discuss with management the Company’s earnings press releases, if any, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

19.

Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

20.

Review and discuss with management the Company’s major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company’s risk assessment and risk management guidelines and policies.

With respect to internal controls:
21.	In consultation with the independent auditors and management, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations.
22.

Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding the questionable accounting or auditing matters.

23.

Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the Company's internal control structure and procedures for financial reporting and (ii) the independent auditors' attestation, and report, on the assessment made by management.

Other:

24.	Review and approve all related-party transactions, including the matters required to be approved by the independent trustees pursuant to the Company’s Declaration of Trust, as amended.
25.	Review and approve (a) any change or waiver in the Company’s code of ethics for senior financial officers and (b) any disclosure made on Form 8-K regarding such change or waiver.
26.	Establish a policy addressing the Company’s hiring of employees or former employees of the independent auditors who were engaged on the Company’s account.
27.	Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

28.	Review its own performance annually.
29.	Report regularly to the Board.
30.	Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.	Resources

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Audit Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for the purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Audit Committee.

KRUPP GOVERNMENT INCOME TRUST II PROXY

In completing and returning this proxy you will be voting in the election of Trustees. Please mark, sign, date, and return this proxy as soon as possible using the enclosed postage paid envelope. If the Trust has not received proxies representing a quorum (50.1% of outstanding shares) for the annual meeting immediately, the Trust may engage a proxy solicitation firm to obtain a quorum. THE ESTIMATED COST TO THE TRUST ENGAGING
SUCH A FIRM COULD EXCEED $25,000.

A proxy with respect to shares held in the name of two or more persons shall be cast if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a
Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.
Shares Held	Krupp
Account #:

PLEASE SIGN AND DATE THIS
PROXY CARD ON THE REVERSE SIDE

The undersigned hereby appoints Douglas Krupp and Scott Spelfogel and each of them, as proxies, with full power of substitution in each, to vote all the shares of beneficial interest of Krupp Government Income Trust II of the Undersigned at the Annual Meeting of the Shareholders to be held Thursday, May 12, 2005 at 10:00 A.M. at the Trust's office on the 15th floor of One Beacon Street, Boston, Massachusetts 02108.

1.	Election of Trustees:
To vote for all the nominees listed below check box
- or -
To withhold authority to vote for all the nominees listed below check box
- or -

To vote for some, but not all of the nominees line through or strike out the names of those nominees you want to vote AGAINST in order to withhold authority,

Douglas Krupp	Stephen Puleo	Charles N. Goldberg	J. Paul Finnegan

2.

Other Business:
In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting. The Board of Trustees presently knows of no other formal business to be brought before the meeting.

This proxy is solicited by the Board of Trustees and may be revoked prior to exercise. This proxy, when properly executed, will be voted as directed herein by the undersigned Shareholder. In the absence of direction, this proxy will be voted for All Items.

Date:	Signature of Shareholder
Signature of Shareholder

Important: Please sign exactly as name appears on front of proxy. Executors, Administrators, Guardians, Attorneys, or any other representative should give full title. Corporate stockholders sign with full corporate name by a duly authorized officer. If a partnership, sign in partnership name by authorized person.

I will attend the Annual Meeting of the Shareholders in person.
	Yes	No